                                                                       Exhibit j

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A (the " Registration Statement") of CitiFunds Trust III of our report dated October 22, 2004, relating to the financial statements and financial highlights which appear in the August 31, 2004 Annual Report to Shareholders of Citi Cash Reserves. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm and Financial Statements" and "Financial Highlights" in such Registration Statement.




PricewaterhouseCoopers LLP
New York, New York
December 21, 2004

                                                                       Exhibit j
            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Citi California Tax Free Reserves:

We consent to the incorporation by reference, in this registration statement, of our report dated October 22, 2004, on the statement of assets and liabilities, including the schedule of investments, of the Citi California Tax Free Reserves of CitiFunds Trust III ("Fund") (a Massachusetts business trust) as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. The financial highlights for the year ended August 31, 2000 were audited by other auditors whose report thereon, dated October 4, 2000, expressed an unqualified opinion on the financial highlights. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Registered Public Accounting Firm and Financial Statements" in the Statement of Additional Information.


                                                                        KPMG LLP


New York, New York
December 28, 2004

                                                                       Exhibit j

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Citi Connecticut Tax Free Reserves:

We consent to the incorporation by reference, in this registration statement, of our report dated October 22, 2004, on the statement of assets and liabilities, including the schedule of investments, of the Citi Connecticut Tax Free Reserves of CitiFunds Trust III ("Fund") (a Massachusetts business trust) as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. The financial highlights for the year ended August 31, 2000 were audited by other auditors whose report thereon, dated October 4, 2000, expressed an unqualified opinion on the financial highlights. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Registered Public Accounting Firm and Financial Statements" in the Statement of Additional Information.


                                                                        KPMG LLP

New York, New York
December 28, 2004

                                                                       Exhibit j

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Citi New York Tax Free Reserves:

We consent to the incorporation by reference, in this registration statement, of our report dated October 22, 2004, on the statement of assets and liabilities, including the schedule of investments, of the Citi New York Tax Free Reserves of CitiFunds Trust III ("Fund") (a Massachusetts business trust) as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. The financial highlights for the year ended August 31, 2000 were audited by other auditors whose report thereon, dated October 4, 2000, expressed an unqualified opinion on the financial highlights. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Registered Public Accounting Firm and Financial Statements" in the Statement of Additional Information.


                                                                        KPMG LLP

New York, New York
December 28, 2004

                                                                       Exhibit j
            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Citi Tax Free Reserves:

We consent to the incorporation by reference, in this registration statement, of our report dated October 22, 2004, on the statement of assets and liabilities of the Citi Tax Free Reserves of CitiFunds Trust III ("Fund") (a Massachusetts business trust) as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. The financial highlights for the year ended August 31, 2000 were audited by other auditors whose report thereon, dated October 4, 2000, expressed an unqualified opinion on the financial highlights.

We also consent to the incorporation by reference, in this registration statement, of our report dated October 22, 2004, on the statement of assets and liabilities, including the schedule of investments, of the Tax Free Reserves Portfolio (a New York trust) as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. The financial highlights for the year ended August 31, 2000 were audited by other auditors whose report thereon, dated October 4, 2000, expressed an unqualified opinion on the financial highlights.

These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Registered Public Accounting Firm and Financial Statements" in the Statement of Additional Information.


                                                                        KPMG LLP

New York, New York
December 28, 2004

                                                                       Exhibit j
            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Trustees and Shareholders of
Citi U.S. Treasury Reserves:

We consent to the incorporation by reference, in this registration statement, of our report dated October 22, 2004, on the statement of assets and liabilities of the Citi U.S. Treasury Reserves of CitiFunds Trust III ("Fund") (a Massachusetts business trust) as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. The financial highlights for the year ended August 31, 2000 were audited by other auditors whose report thereon, dated October 4, 2000, expressed an unqualified opinion on the financial highlights.

We also consent to the incorporation by reference, in this registration statement, of our report dated October 22, 2004, on the statement of assets and liabilities, including the schedule of investments, of the U.S. Treasury Reserves Portfolio (a New York trust) as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. The financial highlights for the year ended August 31, 2000 were audited by other auditors whose report thereon, dated October 4, 2000, expressed an unqualified opinion on the financial highlights.

These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Registered Public Accounting Firm and Financial Statements" in the Statement of Additional Information.


                                                                        KPMG LLP

New York, New York
December 28, 2004